Exhibit 10.5

                               SUBLEASE AGREEMENT

      THIS SUBLEASE AGREEMENT ("Agreement"), effective the 4th day of September, 2002, by and between Life Settlements Service Corp., a Florida Foreign corporation ("Life Settlements"), and Amerifirst Capital Corp., a Delaware corporation ("SUBLESSEE").

                                   WITNESSETH:

      WHEREAS, Veranda I Partners, Ltd., a Florida limited partnership ("Veranda I"), as Lessor and Life Settlements, as Prime Sublessee have entered into that certain SubLease Agreement dated June 1, 2002 ("Prime SubLease"), a complete and correct copy of which is attached hereto as Exhibit "A", for the premises described therein and located at 814 North Highway Al-A, Suite 307, Ponte Vedra Beach, Florida 32082 ("Premises"); and

      WHEREAS, Life Settlements desires to subLease space designated as Suite 307, which consists of approximately 7,349 s.f. to SUBLESSEE ("Subleased Premises") and

      WHEREAS, in order to obtain Veranda I's consent to this subletting to SUBLESSEE of the SubLeased Premises, Veranda I has required that this Agreement be entered into to set forth the relative obligations of SUBLESSEE and Life Settlements and to ensure that SUBLESSEE's rights under this SubLease are subordinate and inferior to the rights of Life Settlements under the Prime SubLease.

      NOW, THEREFORE, in consideration of the foregoing and in consideration for obtaining Veranda I's consent to this SubLease between Life Settlements and SUBLESSEE, and for other good and valuable considerations, the receipt and legal sufficiency of which are hereby acknowledged, Life Settlements and SUBLESSEE do hereby agree as follows:

      1. This SubLease is expressly made subject to and inferior to the Prime SubLease, and SUBLESSEE's rights shall under no circumstances be greater than those rights granted to Life Settlements as tenant under the Prime SubLease. Notwithstanding the foregoing, SUBLESSEE shall comply with all of the terms of the Prime SubLease that are to be observed or performed by Life Settlements as tenant under the Prime SubLease, as such terms apply to the SubLeased Premises. In no event shall SUBLESSEE have the right to exercise any renewal options under the Prime SubLease or to terminate the Prime SubLease.

      2. The term of this SubLease shall be for a period of 18 months, commencing on September 4, 2002 and terminating on February 28, 2004. Should this SubLease terminate or expire prior to the expiration of the Prime SubLease, Life Settlements shall continue to perform all of its obligations under the Prime SubLease with respect to the Premises including, without limitation, the SubLeased Premises.

      3. SUBLESSEE shall pay directly to Veranda I on or before the due date the lease amount stated in Exhibit "B" attached hereto. All other sums due under the Prime

            SubLease for late payments or returned checks and any additional charges incurred for the SubLeased Premises resulting from SUBLESSEE's failure to make timely lease payments shall be paid for by SUBLESSEE directly to Veranda I.

      4. SUBLESSEE shall not, by any act or omission, cause Life Settlements to be in violation of or in default under the Prime SubLease. Should SUBLESSEE cause Life Settlements to be in default under the Prime SubLease and such default is not cured by SUBLESSEE within the cure period. if any, stated in the Prime SubLease, Life Settlements must cure said default with Veranda I on behalf of SUBLESSEE. Life Settlements may then, at their option, exercise all remedies against any said default caused by SUBLESSEE available to them at law or in equity including, without limitation, the institution of legal proceedings as provided in Paragraph 20 of the Prime Lease to the Prime SubLease.

      5. SUBLESSEE hereby agrees to hold Life Settlements harmless from liability under the Prime SubLease as provided in Paragraph 8 of the PrimeLease to the Prime SubLease as if Life Settlements were the original landlord under the Prime SubLease.

      6. SUBLESSEE shall maintain all insurance policies required of Life Settlements under the Prime SubLease for its SubLeased Premises.

      7. Should Life Settlements default on the Prime SubLease, SUBLESSEE shall continue to be bound by the SubLease and shall continue to comply with all of the provisions and obligations of the Prime SubLease in relation to said SubLeased Premises as if SUBLESSEE were the original Lessee in the Prime SubLease until the termination date of this SubLease as stated above in Paragraph 2.

      8. Nothing contained herein shall be construed to amend Paragraph 11 of the Prime Lease to the Prime SubLease and Paragraph 11 shall continue to be applicable to the Prime SubLease and SubLease after the execution hereof. Further, SUBLESSEE shall have no right to assign this SubLease or to sublet the SubLeased Premises.

      9. All notices regarding this SubLease shall be in writing to the address of record of Life Settlements, SUBLESSEE and Veranda I as shown below and shall be given by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested. All such notices to Veranda I shall be delivered in duplicate to the designated party stated below.


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

            Lessor                             Sublessee
            Veranda I Partners, Ltd            Amerifirst Capital Corp.
            818 A1A North, Suite 300           814 AlA North, Suite 307
            Ponte Vedra Beach, FL 32082        Ponte Vedra Beach, FL 32082
            Attn: Dawn Solfa

            Veranda notices in duplicate to:   Life Settlements Service Corp.
            Veranda I Partners, Ltd.           c/o Chris White
            814 AlA North, Suite 300           814 N Highway AlA
            Ponte Vedra Beach, FL 32082        Suite 305
            Attn: Tom Brownfield               Ponte Vedra Beach, FL 32082

This Agreement is executed by LIFE SETTLEMENTS, SUBLESSEE and Veranda I as of the date first stated above.

Witnesses as to Life Settlements:       Life Settlements Service Corp.
                                        A Florida Foreign Corporation

_________________________________

_________________________________       By: /s/ Randy Stelk
(Printed Name)                              ---------------------------
                                        Its:     President
                                            ---------------------------

_________________________________

_________________________________
(Printed Name)


Witnesses as to Sublessee:              SUBLESSEE:
                                        Amerifirst Capital Corp.
_________________________________       A Delaware Corporation

_________________________________       By: /s/ John Tooke
(Printed Name)                              ---------------------------

                                        Its:     President
                                            ---------------------------

_________________________________

_________________________________
(Printed Name)


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

Witnesses as to Lessor:                 LESSOR:
                                        Veranda I Partners, LLC, a Florida
_________________________________       Limited Liability Corporation

_________________________________       By: /s/ Donis P. Horne
(Printed Name)                              ---------------------------

                                        Its: President of Veranda I Partners,
_________________________________            LLC
                                             A Florida Limited Liability Company
_________________________________            The Sole General Partner
(Printed Name)

State of ______________
County of _____________

The foregoing Lease was acknowledged and sworn to before me this ___ day of _____________, 2002, by __________________, (name and title of officer) of
______________________. He/she is personally known to me or has produced
________________________ as identification and did/did not take an oath.


_____________________________
Notary Public

_____________________________
Print Name

_____________________________
Commission Number

_____________________________
My Commission Expires


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